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                                                                   EXHIBIT 10.32

                AMENDMENT TO COLLABORATION AND LICENSE AGREEMENT

This Amendment ("Amendment") is entered into by and between PACKARD INSTRUMENT COMPANY, INC., a Delaware corporation, having offices at 800 Research Parkway, Meriden, Connecticut, 06459, and AURORA BIOSCIENCES CORPORATION, a Delaware corporation having offices at 11010 Torreyana Road, San Diego, California 92121.

The parties hereto agree as follows:

1.0 DEFINITIONS

        1.1 "Affiliates" has the meaning set forth in Collaboration Agreement for AFFILIATE.

        1.2 "Amendment Date" means the date of the last party to sign hereto.

        1.3 ***.

        1.4 "Aurora" has the meaning set forth in Collaboration Agreement for AURORA.

        1.5 ***.

        1.6 "Collaboration Agreement" means the Collaboration and License Agreement of April 24, 1996 between Aurora and Packard.

        1.7 ***.

        1.8 "Control" means, with respect to intellectual property or licenses, a party's ability to grant a license or sublicense as provided for herein without violating the terms of any agreement with or other arrangement with a third party.

        1.9 "Packard" has the meaning set forth in Collaboration Agreement for PACKARD.

        1.10   ***.

Unless expressly defined in the Amendment, all defined terms shall have the meaning expressly set forth in the Collaboration Agreement.


2.0 NANO-PLATES

        2.1 NANO-PLATE DEVELOPMENT

2.1.1 After the Amendment Date, Aurora will be responsible for ***. Packard's obligations and rights under the Collaboration Agreement concerning all future ***. In addition, Packard's rights associated with the ***. Packard will *** to Aurora as necessary. In addition, Packard will pay to Aurora *** within thirty days of the Amendment Date. All rights ***. In Addition, Packard, at its expense
***.

2.1.2 As of the Amendment Date, Aurora grants to Packard and its Affiliates ***. Packard agrees to use ***. The use of such trademarks ***.


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        2.2 SUPPLY TO PACKARD OF ***

2.2.1 Beginning on ***, Aurora will use reasonable efforts to supply Packard and its Affiliates with *** are to be used ***, and limited in quantities suitable ***. Packard will pay Aurora for such ***of such ***.

2.2.2 Beginning on ***, Aurora will use reasonable efforts to supply Packard and its Affiliates with ***. Such ***may be delivered subject to the terms of a supply agreement negotiated by the parties in good faith, similar in scope and nature to the *** by Aurora and Packard. In such supply *** at a price equal to
***.

2.2.3 Beginning on ***, Aurora will use reasonable efforts to supply Packard and its Affiliates ***. Such plates may be delivered subject to the terms of a supply agreement negotiated by the parties in good faith, similar in scope and nature to the *** by Aurora and Packard. In such supply agreement ***

2.2.4 Beginning on ***Aurora grants Packard and its Affiliates a ***.

***.

3.0 ***

        3.1 LICENSES AND ROYALTIES

3.1.1 Aurora hereby grants to Packard and its Affiliates ***.

3.1.2 As of January 1, 1999, Aurora grants to Packard and Affiliates ***.

3.1.3 As of July 1, 1999, Aurora grants to Packard and its ***.

3.1.4 The licenses granted under Section 3.1.1, 3.1.2 and 3.1.3 are not subject to an ***; provided, however that all such licenses are subject to the payment of royalties by Packard to Aurora and Packard will begin ***. Such royalties are calculated *** (calculated in the same manner as NET SALES) by Packard and its Affiliates for plates sold under such licenses. Beginning one year after the Amendment Date, Packard will pay Aurora a maintenance fee for such licenses, creditable against any royalties paid by Packard or its Affiliates under this
Section 3.1.4, *** per year within thirty (30) days of the respective anniversary of the Amendment Date. Further the licenses granted under Sections 3.1.1, 3.1.2, and 3.1.3 of the Amendment will ***, and July 1, 2005, respectively, and each license may be extended by the mutual written agreement of the parties. Except as expressly set forth herein, Packard agrees not to, and not permit to any Affiliate to***. Packard further agrees ***. In addition, Packard will supply ***.


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4.0 PIEZO-DEVICES

        4.1 DISTRIBUTION OF MARKETING RIGHTS

4.1.1 From the Amendment Date through ***, Packard agrees not to, and not to permit an Affiliate to, market or sell in any market any device containing greater than ***.

4.1.2 From *** through ***, Packard agrees not to, and not to permit any Affiliate to, market or sell in any *** market any device containing *** Packard agrees to supply and sell devices containing *** to Aurora for sale by Aurora or its use during or after such period.
After ***.

4.1.3 ***.

4.1.4 Beginning on ***, Packard and its Affiliates will not be restricted ***, and Packard and its Affiliates will ***.

4.1.5 Beginning on ***or, if Aurora satisfies its synthesis obligations described in Section 4.1.3, ***, Packard and its Affiliates will be restricted from selling devices as set forth in Sections 4.1.3 for ***.

4.1.6 From the Amendment Date, Packard ***.

4.1.7 ***.


5.0 ***

***
5.1.3 Beginning on ***, Packard and its Affiliates will not be restricted from selling devices as set forth in Sections 5.1.1 and 5.1.2 herein and Packard and its Affiliates will be free to operate according to its normal business practices, except as provided Section 5.1.4 herein.

5.1.4 From the Amendment Date through ***.

5.1.5 Beginning on ***, Packard and its Affiliates will not be restricted from selling devices as set forth in Section 5.1.4 and Packard and its Affiliates will be free to operate according to normal business practices.

5.1.6 Aurora and Packard agree that *** of the Collaboration Agreement will no longer be in force and shall have no effect as of the Amendment Date.

5.1.7 Licenses granted by Packard to Aurora and its Affiliates under this ***.

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6.0 ENTIRE AGREEMENT AND TERMINATION

The Amendment and the Collaboration Agreement represent the parties entire understanding and agreement on the subject matter herein and supersedes all other oral or written understandings not set forth in the Amendment and the Collaboration Agreement. Any further amendment must be made by the mutual written consent of the parties. Unless otherwise stated herein, termination of the Amendment will be controlled by the Collaboration Agreement and all licenses granted in the Amendment will terminate upon such termination.


IN WITNESS WHEREOF, the parties has caused this Amendment to be executed in multiple counterparts by their duly authorized representatives.

PACKARD INSTRUMENT                          AURORA BIOSCIENCES
COMPANY                                     CORPORATION

By: /s/ BEN D. KAPLAN                       By: /s/ CHARI STYLLI
   ------------------------------              ---------------------------------
Name: Ben D. Kaplan                         Name: Harry Stylli
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Title: Treasurer                            Title: Vice President
      ---------------------------                 ------------------------------
Date: February 7, 1998                      Date: February 7, 1998
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